Phoenix Multi-Sector Short Term Bond Fund

                      Supplement dated December 15, 1998 to
           Statement of Additional Information dated February 27, 1998



         The disclosure contained in the Statement of Additional Information dated February 27, 1998 under the heading "Services of the Adviser" on page 9 is supplemented as follows:

         The following is inserted as the new third paragraph:

                  Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation) is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. It manages approximately $50 billion in assets through its seven investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.


         Investors should retain this supplement with the Statement of Additional Information for future reference.




PDP 694B/P (12/98)